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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           Date of Report: May 2, 2006

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

             Nevada                    0-27857                88-0249812
             ------                    -------                ----------
  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)

                        1000 S. McCaslin Blvd., Suite 300
                               Superior, CO 80027
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (303) 494-1681

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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On May 2, 2006, Stephen D. Moses resigned from the Board of Directors of Registrant and as Chairman of the Board of Directors. The resignation arose out of disagreements about the management and direction of Registrant. Mr. Moses submitted a letter to the Board of Directors explaining his reasons for the resignation, which is attached as Exhibit 17. The remaining Directors of Registrant disagree with the assertions of Mr. Moses.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements And Exhibits.

         17. Letter from Stephen Moses, dated May 2, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AcuNetx, Inc., a Nevada corporation


                                    By: /s/ Terry Knapp, Chief Executive Officer
                                        ----------------------------------------
                                        Terry Knapp, Chief Executive Officer

Date: May 4, 2006